The Universal Institutional Funds, Inc. - Global Tactical Asset
Allocation Portfolio
Item 77O- Transactions effected pursuant to Rule 10f-3

Securities Purchased: Freeport-McMoran Copper & Gold Inc. 2.150% due 3/1/2017 Purchase/Trade Date: 2/8/2012
Offering Price of Shares: $99.880
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $10,000
Percentage of Offering Purchased by Fund:  0.002
Percentage of Fund's Total Assets: 0.03
Brokers: BofA Merrill Lynch, JP Morgan, BNP Paribas, Citigroup, HSBC, Scotiabank, HSBC, Citigroup, BNP Paribas, Goldman, Sachs & Co., Mizuho Securities, Morgan Stanley, CIBC, Mitsubishi UFJ Securities, Santander,
US Bancorp, SMBC Nikko, Deutsche Bank Securities, Natixis, RBC Capital Markets, Standard Chartered Bank, The William Capital Group, L.P., Wells Fargo Securities
Purchased from:  Merrill Lynch

Securities Purchased: Freeport-McMoran Copper & Gold Inc. 3.550% due 3/1/2022 Purchase/Trade Date: 2/8/12
Offering Price of Shares: $99.747
Total Amount of Offering: $2,000,000,000
Amount Purchased by Fund: $25,000
Percentage of Offering Purchased by Fund: 0.001
Percentage of Fund's Total Assets: 0.09
Brokers: BofA Merrill Lynch, JP Morgan, BNP Paribas, Citigroup, HSBC, Scotiabank, HSBC, Citigroup, BNP Paribas, Goldman, Sachs & Co., Mizuho Securities, Morgan Stanley, CIBC, Mitsubishi UFJ Securities, Santander,
US Bancorp, SMBC Nikko, Deutsche Bank Securities, Natixis, RBC Capital Markets, Standard Chartered Bank, The William Capital Group, L.P., Wells Fargo Securities
Purchased from: JP Morgan

Securities Purchased: Priceline.com 1.000% due 3/15/2018
Purchase/Trade Date: 3/7/2012
Offering Price of Shares: $99.500
Total Amount of Offering: $875,000,000
Amount Purchased by Fund: $31,000
Percentage of Offering Purchased by Fund: 0.004
Percentage of Fund's Total Assets: 0.11
Brokers: Goldman, Sachs & Co., BofA Merrill Lynch, J.P. Morgan, Morgan Stanley, Wells Fargo Securities
Purchased from: Goldman, Sachs

Securities Purchased: Omnicom GRP Inc. 3.625% due 5/1/2022
Purchase/Trade Date: 4/18/12
Offering Price of Shares: $99.567
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $30,000
Percentage of Offering Purchased by Fund:  0.004
Percentage of Fund's Total Assets: 0.10
Brokers: BofA Merrill Lynch, HSBC, Citigroup, JP Morgan, Wells Fargo Securities, BNP Paribas, Mitsubishi UFJ Securities, Deutsche Bank
Securities, Moelis & Company, Banca IMI, Barclays, Mizuho Securities, SMBC Nikko, US Bancorp, ANZ Securities, Danske Markets, ING, The Williams Capital Group, L.P.
Purchased from: JP Morgan

Securities Purchased: Diageo Capital plc 1.500% due 5/11/2017
Purchase/Trade Date: 5/8/2012
Offering Price of Shares: $99.560
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $25,000
Percentage of Offering Purchased by Fund: 0.003
Percentage of Fund's Total Assets: 0.09
Brokers: Citigroup, Credit Suisse, Deutsche Bank Securities, HSBC, Morgan Stanley, Nomura, RBS
Purchased from: Royal Bank of Scotland

Securities Purchased: Diageo Capital plc 2.875% due 5/11/2022
Purchase/Trade Date: 5/8/2012
Offering Price of Shares: $99.638
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $25,000
Percentage of Offering Purchased by Fund: 0.003
Percentage of Fund's Total Assets: 0.09
Brokers: Citigroup, Credit Suisse, Deutsche Bank Securities, HSBC, Morgan Stanley, Nomura, RBS
Purchased from: Deutsche Bank Securities

Securities Purchased: United Technologies Corporation 3.100% due 6/1/2022 Purchase/Trade Date: 5/24/12
Offering Price of Shares: $99.923
Total Amount of Offering: $2,300,000,000
Amount Purchased by Fund: $15,000
Percentage of Offering Purchased by Fund: 0.001
Percentage of Fund's Total Assets: 0.05
Brokers: BofA Merrill Lynch, HSBC, JP Morgan, BNP Paribas, Citigroup, Deutsche Bank Securities, Goldman, Sachs & Co., RBS
Purchased from: Merrill Lynch

Securities Purchased: United Technologies Corporation 4.500% due 6/1/2042 Purchase/Trade Date: 5/24/12
Offering Price of Shares: $98.767
Total Amount of Offering: $3,500,000,000
Amount Purchased by Fund: $45,000
Percentage of Offering Purchased by Fund: 0.001
Percentage of Fund's Total Assets: 0.15
Brokers: BofA Merrill Lynch, HSBC, JP Morgan, BNP Paribas, Citigroup, Deutsche Bank Securities, Goldman, Sachs & Co., RBS
Purchased from: HSBC Securities